SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): March 25, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

          Delaware               1-9608              36-3514169
       (State or Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

       29 East Stephenson Street,               61032-0943
           Freeport, Illinois
    (Address of Principal Executive             (Zip Code)
                Offices)

      Registrant's telephone number, including area code: (815) 235-4171







   Item 4.   Changes in Registrant's Certifying Accountant.

        The Audit Committee of the Board of Directors of Newell Rubbermaid Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on March 25, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and to engage Ernst & Young LLP to serve as the Company's independent accountants for 2002.

        Andersen's reports on the Company's consolidated financial statements for each of the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the Company's two most recent fiscal years and the subsequent interim period, there have been no disagreements between the Company and Andersen on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years.

        During the Company's two most recent fiscal years and through March 25, 2002, there have been no reportable events as defined in
   Item 304(a)(1)(v) of Regulation S-K.

        The Company has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of the letter, dated April 1, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

        During the Company's two most recent fiscal years and through March 25, 2002, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.







   Item 7.   Financial Statements, Pro Forma Financial Statements and
   Exhibits

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

             99.1                Press Release dated April 1, 2002.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:     April 1, 2002            By:  /s/ Andrea L. Horne
                                      -----------------------------
                                           Andrea L. Horne
                                           Vice President - Corporate
                                           Development







                                EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------

    16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

    99.1            Press Release dated April 1, 2002.